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                                                                    EXHIBIT 10.4



                                 AMENDMENT NO. 3
                                       TO
                        DMS-MTX CELLULAR SUPPLY AGREEMENT
                                     BETWEEN
                                 ALAMOSA PCS LLC
                                       AND
                              NORTEL NETWORKS INC.


This Amendment No. 3 is made effective as of the 11th day of August 1999, by and between Nortel Networks Inc. successor in interest to Northern Telecom Inc. ("Seller") and Alamosa PCS LLC ("Buyer").

WHEREAS, Buyer and Seller entered into a Supply Agreement dated December 21, 1998, as amended, for the sale and purchase of Seller's Equipment and Services ("Agreement"); and,

WHEREAS, Buyer and Seller now wish to, among other things, amend the Agreement to adjust Annex 1 (Pricing); and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Seller hereby agree to amend the Agreement as follows:

1. Unless otherwise defined, capitalized terms herein shall have the same meaning as in the Agreement.

2. Amend Annex 1 by deleting Section 2.3 and Subsection 3.1.3 in their entirety and replacing them with the text contained in Schedule 1 attached hereto and incorporated herein.

3. Add a new Schedule B-1 to Annex 2 as set forth in Schedule 2 attached hereto and incorporated herein and amend the table of contents of the Agreement and the title page of Annex 2 accordingly.


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4.          Except as specifically modified herein, the Agreement in all other respects shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their representatives being thereunto duly authorized.


ALAMOSA PCS LLC                        NORTEL NETWORKS INC.

By: /s/ DAVID SHARBUTT                 By: /s/ NANCY J. WHITE
   --------------------------------       -------------------------------------

Name: David Sharbutt                   Name: Nancy J. White
     ------------------------------         -----------------------------------
             (Type/Print)                               (Type/Print)

Title: Chairman                        Title: VP & GM, Wireless Solutions
      -----------------------------          ----------------------------------

Date: 7-20-99                          Date: 8-11-99
     ------------------------------         -----------------------------------


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